SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 17, 2002

BOYD GAMING CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of
Incorporation or Organization)

1-12168 (Commission File Number)	88-0242733 (I.R.S. Employer Identification No.)

2950 Industrial Road
Las Vegas, Nevada 89109
(Address of Principal Executive Offices) (Zip Code)

(702) 792-7200
(Registrant’s telephone number,
including area code)

Item 5.        Other Events.

The information set forth in the Registrant’s press release dated July 17, 2002 is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits

        99.1 Text of Press Release dated July 17, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: July 17, 2002	/s/ Ellis Landau
Ellis Landau Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit	Description
99.1	Text of Press Release dated July 17, 2002